Summa Metals, Inc.
                      28281 Crown Valley Parkway Suite 225
                            Laguna Niguel, CA 92677

                                8 December, 1999

Mr. Amyn Dahya
Casmyn Corp.
1500 North Georgia St.
Suite 1800
Vancouver, British Colombia  V6G2Z6

                       RE: Extension of $100,000.00 Note

Dear Mr. Dahya:

Pursuant to our conversation of this date, you have agreed to extend the time within which the Company has to repay the $100,000.00 note as evidenced by said note dated March 29th, 1994.

The note has been modified to extend the payment date until Friday, June 2, 2000. This note shall continue to bear interest during the extended period as originally set forth. You have also indicated that we can discuss the conversion of this note and its accrued interest to capital stock at a price to be determined during this period.

The company greatly appreciates your continued support.

Sincerely,

THE SUMMA METALS CORPORATION

/s/Michael M. Chaffee
-----------------------------
Michael M. Chaffee, President

                                      Acknowledged:/s/Amyn Dahya
                                                   -------------
                                                   Amyn Dahya

            ARIZONA - NEVADA - CALIFORNIA - MEXICO - BAJA CALIFORNIA